                                                                   EXHIBIT 2(a)














                                  JANUS ADVISER


                                A DELAWARE TRUST










                                     BYLAWS


                                   MAY 9, 2003



                                TABLE OF CONTENTS

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
                                                                                                               PAGE
ARTICLE I - PRINCIPAL OFFICE AND SEAL.............................................................................1
         SECTION 1.         PRINCIPAL OFFICE......................................................................1
         SECTION 2.         SEAL..................................................................................1

ARTICLE II - MEETINGS OF TRUSTEES.................................................................................1
         SECTION 1.         REGULAR MEETINGS......................................................................1
         SECTION 2.         ACTION WITHOUT A MEETING..............................................................1
         SECTION 3.         COMPENSATION OF TRUSTEES..............................................................1

ARTICLE III - COMMITTEES..........................................................................................2
         SECTION 1.         ORGANIZATION..........................................................................2
         SECTION 2.         NOMINATING AND GOVERNANCE COMMITTEE...................................................2
         SECTION 3.         AUDIT COMMITTEE.......................................................................2
         SECTION 4.         PRICING COMMITTEE.....................................................................2
         SECTION 5.         OTHER COMMITTEES......................................................................2
         SECTION 6.         PROCEEDINGS AND QUORUM................................................................2
         SECTION 7.         COMPENSATION OF COMMITTEE MEMBERS.....................................................3

ARTICLE IV - OFFICERS.............................................................................................3
         SECTION 1.         GENERAL...............................................................................3
         SECTION 2.         ELECTION, TENURE AND QUALIFICATIONS OF OFFICERS.......................................3
         SECTION 3.         VACANCIES AND NEWLY CREATED OFFICERS..................................................3
         SECTION 4.         REMOVAL AND RESIGNATION...............................................................3
         SECTION 5.         CHAIRMAN OF THE TRUSTEES..............................................................3
         SECTION 6.         PRESIDENT.............................................................................3
         SECTION 7.         CHIEF EXECUTIVE OFFICER...............................................................3
         SECTION 8.         VICE PRESIDENT........................................................................4
         SECTION 9.         CHIEF FINANCIAL OFFICER...............................................................4
         SECTION 10.        TREASURER AND ASSISTANT TREASURER.....................................................4
         SECTION 11.        SECRETARY AND ASSISTANT SECRETARIES...................................................4
         SECTION 12.        SUBORDINATE OFFICERS..................................................................5
         SECTION 13.        COMPENSATION OF OFFICERS..............................................................5
         SECTION 14.        SURETY BOND...........................................................................5

ARTICLE V - MEETINGS OF SHAREHOLDERS..............................................................................5
         SECTION 1.         ANNUAL MEETINGS.......................................................................5
         SECTION 2.         SPECIAL MEETINGS......................................................................5
         SECTION 3.         NOTICE OF MEETINGS....................................................................6
         SECTION 4.         VALIDITY OF PROXIES...................................................................6
         SECTION 5.         PLACE OF MEETING......................................................................7
         SECTION 6.         ACTION WITHOUT A MEETING..............................................................7

ARTICLE VI - SHARES OF BENEFICIAL INTEREST........................................................................7
         SECTION 1.         SHARE CERTIFICATES....................................................................7
         SECTION 2.         TRANSFER OF SHARES....................................................................7
         SECTION 3.         LOST, STOLEN OR DESTROYED CERTIFICATES................................................8

ARTICLE VII - FISCAL YEAR AND ACCOUNTANT..........................................................................8
         SECTION 1.         FISCAL YEAR...........................................................................8
         SECTION 2.         ACCOUNTANT............................................................................8


                                      (i)

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
                                                                                                               PAGE
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ARTICLE VIII - AMENDMENTS.........................................................................................8
         SECTION 1.         GENERAL...............................................................................8

ARTICLE IX - MISCELLANEOUS........................................................................................8
         SECTION 1.         SEVERABILITY..........................................................................8
         SECTION 2.         HEADINGS..............................................................................8


                                      (ii)

                                     BYLAWS

                                       OF

                                  JANUS ADVISER

                               (A DELAWARE TRUST)


         These bylaws of Janus Adviser (the "Trust"), a Delaware statutory trust, are subject to the Trust Instrument of the Trust dated May 1, 2003, as from time to time amended, supplemented or restated (the "Trust Instrument"). Capitalized terms used herein have the same meaning as in the Trust Instrument.

                     ARTICLE I - PRINCIPAL OFFICE AND SEAL

         SECTION 1. PRINCIPAL OFFICE. The principal office of the Trust shall be located in Denver, Colorado, or such other location as the Trustees may from time to time determine. The Trust may establish and maintain other offices and places of business as the Trustees may from time to time determine.

         SECTION 2. SEAL. The Trustees may adopt a seal which shall be in such form and have such inscription as the Trustees may from time to time determine. Any Trustee or officer of the Trust shall have authority to affix the seal to any document requiring the same.

                       ARTICLE II - MEETINGS OF TRUSTEES

         SECTION 1. REGULAR MEETINGS. Meetings of the Trustees may be held at such places and such times as the Trustees may from time to time determine. Such meetings may be called orally or in writing by the Chairman of the Trustees, the President or the Secretary or by any two other Trustees. Each Trustee shall be given notice of any meeting by fax or electronic mail at least forty-eight hours before the meeting or by telephone at least twenty-four hours before the meeting. Notice of a meeting need not be given to any Trustee if a written waiver of notice, executed by him or her before or after the meeting, is filed with the records of the meeting, or to any Trustee who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him or her. Neither notice of a meeting nor a waiver of a notice need specify the purposes of the meeting.

         SECTION 2. ACTION WITHOUT A MEETING. Actions may be taken by the Trustees without a meeting or by a telephone meeting, as provided in Article III, Section 3.6, of the Trust Instrument.

         SECTION 3. COMPENSATION OF TRUSTEES. Each Trustee may receive such compensation from the Trust for his or her services and reimbursement for his or her expenses as may be fixed from time to time by the Trustees.

                            ARTICLE III - COMMITTEES

         SECTION 1. ORGANIZATION. The Trustees may designate one or more committees of the Trustees. The Chairmen of such committees shall be elected by the Trustees. The number composing such committees and the powers conferred upon the same shall be determined by the vote of a majority of the Trustees. All members of such committees shall hold office at the pleasure of the Trustees. The Trustees may abolish any such committee at any time in their sole discretion. Any committee to which the Trustees delegate any of their powers shall maintain records of its meetings and shall report its actions to the Trustees. The Trustees shall have the power to rescind any action of any committee, but no such rescission shall have retroactive effect. The Trustees shall have the power at any time to fill vacancies in the committees. Subject to the Investment Company Act of 1940, as amended, (the "1940 Act") and other applicable law, the Trustees may delegate to these committees such authority, powers, functions and duties as they consider desirable or appropriate for the conduct of the business and affairs of the Trust.

         SECTION 2. NOMINATING AND GOVERNANCE COMMITTEE. The Trustees may elect from their own number a Nominating and Governance Committee which shall have the power to select and nominate Trustees who are not Interested Persons, and shall have such other powers and perform such other duties as may be set forth in a written charter document adopted by the Trustees, as amended from time to time.

         SECTION 3. AUDIT COMMITTEE. The Trustees may elect from their own number an Audit Committee which shall have the power to review and evaluate the audit function, including recommending independent certified public accountants, and shall have such other powers and perform such other duties as may be set forth in a written charter document adopted by the Trustees, as amended from time to time.

         SECTION 4. PRICING COMMITTEE. The Trustees may elect from their own number a Pricing Committee which shall have the power to determine the fair value of portfolio securities for which market prices are not readily available, and shall have such other powers and perform such other duties as may be set forth in a written charter document adopted by the Trustees.

         SECTION 5. OTHER COMMITTEES. The Trustees may appoint other committees whose members need not be Trustees. Each such committee shall have such powers and perform such duties as may be assigned to it from time to time by the Trustees, but shall not exercise any power which may lawfully be exercised only by the Trustees or a committee thereof.

         SECTION 6. PROCEEDINGS AND QUORUM. The Trustees will adopt a written charter setting forth, among other things, such rules and regulations governing the proceedings, quorum and manner of acting of each committee as the Trustees shall deem proper and desirable. In the event any member of any committee is absent from any meeting, the members present at the meeting, whether or not they constitute a quorum, may appoint a member of the Trustees to act in the place of such absent member.


                                      (2)

         SECTION 7. COMPENSATION OF COMMITTEE MEMBERS. Each committee member may receive such compensation from the Trust for his or her services and reimbursement for his or her expenses as may be fixed from time to time by the Trustees.

                             ARTICLE IV - OFFICERS

         SECTION 1. GENERAL. The officers of the Trust shall include a Chief Executive Officer, President, a Chief Financial Officer, Treasurer and a Secretary and may include a Chairman of the Trustees, one or more Vice Chairmen, Vice Presidents, Assistant Treasurers or Assistant Secretaries, and such other officers as the Trustees may from time to time elect. It shall not be necessary for any Trustee or other officer to be a Shareholder of the Trust. Any person may hold more than one office. Except for the Chairman and any Vice Chairman, no officer need be a Trustee.

         SECTION 2. ELECTION, TENURE AND QUALIFICATIONS OF OFFICERS. The officers of the Trust, except those appointed as provided in Sections 5 and 12 of this Article, shall be elected by the Trustees. Each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier resignation. Any person may hold one or more offices of the Trust concurrently.

         SECTION 3. VACANCIES AND NEWLY CREATED OFFICERS. Whenever a vacancy shall occur in any office, regardless of the reason for such vacancy, or if any new office shall be created, such vacancies or newly created offices may be filled by the Trustees at any meeting or, in the case of any office created pursuant to Section 12 of this Article, by any officer upon whom such power shall have been conferred by the Trustees.

         SECTION 4. REMOVAL AND RESIGNATION. Any officer may be removed from office by the vote of a majority of the Trustees given at any meeting of the Trustees. In addition, any officer or agent appointed in accordance with the provisions of Section 12 of this Article may be removed, with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees. Any officer may resign from office at any time by delivering a written resignation to the Trustees, the President, the Secretary, or any Assistant Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

         SECTION 5. CHAIRMAN OF THE TRUSTEES. The Trustees may appoint one of their number to be Chairman of the Trustees. The Chairman shall preside at all meetings of the Trustees and Shareholders and shall have such other duties as may be assigned to the Chairman by the Trustees from time to time.

         SECTION 6. PRESIDENT. In the Chairman's and any Vice Chairman's absence or if no Chairman or Vice Chairman has been appointed, the President shall preside at all Trustees' and Shareholders' meetings and in general exercise the powers and perform the duties of the Chairman of the Trustees, as described in these Bylaws. The President shall exercise such other powers and perform such other duties as the Trustees may from time to time assign to the President.

         SECTION 7. CHIEF EXECUTIVE OFFICER. Subject to the direction of the Trustees, the Chief Executive Officer shall have general charge of the business affairs, policies


                                      (3)
and property of the Trust and general supervision over its officers, employees and agents. Except as the Trustees may otherwise order, the Chief Executive Officer shall have the power to grant, issue, execute or sign such powers of attorney, proxies, agreements, certifications or other documents as he may deem advisable or necessary in the furtherance of the interests of the Trust or any Series or Class thereof. The Chief Executive Officer also shall have the power to employ attorneys, accountants and other advisers and agents for the Trust. The Chief Executive Officer shall exercise such other powers and perform such other duties as the Trustees may from time to time assign to the Chief Executive Officer.

         SECTION 8. VICE PRESIDENT. The Trustees may from time to time elect one or more Vice Presidents who shall have such powers and perform such duties as may from time to time be assigned to them by the Trustees, the Chief Executive Officer or the President. At the request or in the absence or disability of the President, the Vice President (or, if there are two or more Vice Presidents, then the first appointed of the Vice Presidents present and able to act) may perform all the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

         SECTION 9. CHIEF FINANCIAL OFFICER. The Chief Financial Officer of the Trust shall have general charge of the finances of the Trust. The Chief Financial Officer shall make annual reports regarding the business and financial condition of the Trust as soon as possible after the close of the Trust's fiscal year and shall furnish such other reports concerning the business and financial condition of the Trust as the Trustees may from time to time require. The Chief Financial Officer shall perform all acts incidental to the office of Chief Financial Officer, subject to the supervision of the Trustees, and shall perform such additional duties as the Trustees or the Chairman may from time to time designate. The Chief Financial Officer shall be responsible to and shall report to the Trustees. In the absence of the Chief Financial Officer, the Treasurer may perform all duties of the Chief Financial Officer.

         SECTION 10. TREASURER AND ASSISTANT TREASURER. The Treasurer shall be the chief accounting officer of the Trust, and shall have general charge of the Trust's books of account, accounting records and accounting procedures. The Treasurer shall deliver all funds and securities of the Trust to such company as the Trustees shall retain as custodian in accordance with the Trust Instrument, these Bylaws, and applicable law. The Treasurer shall make such reports regarding the business and financial condition of the Trust and the Treasurer's activities as the Trustees may from time to time require. The Treasurer shall have such other duties and powers as may be prescribed from time to time by the Trustees or the Chief Financial Officer, and shall render to the Trustees, whenever they may require it, an account of all his transactions as Treasurer. The Treasurer shall be responsible to and shall report to the Trustees, but in the ordinary conduct of the Trust's business, shall be under the supervision of the Chief Financial Officer of the Trust.

         Any Assistant Treasurer shall have such duties and powers as shall be prescribed from time to time by the Trustees or the Treasurer, and shall be responsible to an shall report to the Treasurer, and in the absence of the Treasurer, may perform all duties of the Treasurer.

         SECTION 11. SECRETARY AND ASSISTANT SECRETARIES. The Secretary shall record all votes and proceedings of the meetings of Trustees and Shareholders in books to be


                                      (4)
kept for that purpose. The Secretary shall be responsible for giving and servicing of all notices of the Trust. The Secretary shall have custody of any seal of the Trust. The Secretary shall be responsible for the records of the Trust, including the Share register and such other books and papers as the Trustees may direct and such books, reports, certificates and other documents required by law. All of such records and documents shall at all reasonable times be kept open by the Secretary for inspection by any Trustee. The Secretary shall perform all acts incidental to the office of Secretary, subject to the supervision of the Trustees, and shall perform such additional duties as the Trustees may from time to time designate.

         Any Assistant Secretary may perform such duties of the Secretary as the Trustees or the Secretary may assign, and, in the absence of the Secretary, may perform all the duties of the Secretary.

         SECTION 12. SUBORDINATE OFFICERS. The Trustees may appoint from time to time such other officers and agents as they may deem advisable, each of whom shall have such title, hold office for such period, have such authority and perform such duties as the Trustees may determine. The Trustees may delegate from time to time to one or more officers or committees of Trustees the power to appoint any such subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties. Any officer or agent appointed in accordance with the provisions of this Section 12 may be removed, either with or without cause, by any officer upon whom such power of removal shall have been conferred by the Trustees.

         SECTION 13. COMPENSATION OF OFFICERS. Each officer may receive such compensation from the Trust for his or her services and reimbursement for his or her expenses as may be fixed from time to time by the Trustees.

         SECTION 14. SURETY BOND. The Trustees may require any officer or agent of the Trust to execute a bond (including, without limitation, any bond required by the 1940 Act and the rules and regulations of the Securities and Exchange Commission) to the Trust in such sum and with such surety or sureties as the Trustees may determine, conditioned upon the faithful performance of his or her duties to the Trust, including responsibility for negligence and for the accounting of any of the Trust's property, funds or securities that may come into his or her hands.

                      ARTICLE V - MEETINGS OF SHAREHOLDERS

         SECTION 1. ANNUAL MEETINGS. There shall be no annual Shareholders' meetings except as required by law or as hereinafter provided.

         SECTION 2. SPECIAL MEETINGS. Special meetings of Shareholders of the Trust or any Series or class shall be called by the President, Vice-President or Secretary whenever ordered by the Trustees, and shall be held at such time and place as may be stated in the notice of the meeting.

         If the Secretary fails for more than thirty days to call a special meeting, the Trustees may, in the name of the Secretary, call the meeting by giving the required notice. If the meeting is a meeting of Shareholders of any Series or class, but not a meeting of all Shareholders of the Trust,


                                      (5)
then only a special meeting of Shareholders of such Series or class shall be called and only Shareholders of such Series or class shall be entitled to notice of and to vote at such meeting.

         SECTION 3. NOTICE OF MEETINGS. The Secretary shall cause written notice of the place, date and time, and, in the case of a special meeting, the purpose or purposes for which the meeting is called to be sent to all shareholders eligible to vote at such meeting. Notice shall be given as determined by the Trustees at least seven days before the date of the meeting. The written notice of any meeting may be delivered or mailed, postage prepaid, to each Shareholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail directed to the Shareholder at his or her address as it appears on the records of the Trust. Notice of any Shareholders' meeting need not be given to any Shareholder if a written waiver of notice, executed before or after such meeting, is filed with the record of such meeting, or to any Shareholder who is present at such meeting in person or by proxy. Notice of adjournment of a Shareholders' meeting to another time or place need not be given, if such time and place are announced at the meeting at which the adjournment is taken, or reasonable notice is given to persons present at the meeting, and the adjourned meeting is held within a reasonable time after the date set for the original meeting. At the adjourned meeting the Trust may transact any business which might have been transacted at the original meeting. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to Shareholders of record entitled to vote at such meeting. Any irregularities in the notice of any meeting or the nonreceipt of any such notice by any of the Shareholders shall not invalidate any action otherwise properly taken at any such meeting.

         SECTION 4. VALIDITY OF PROXIES. Subject to the provisions of the Trust Instrument, Shareholders entitled to vote may vote either in person or by proxy. Proxies may be given by or on behalf of a shareholder orally or in writing or pursuant to any computerized, telephonic, or mechanical data gathering process, but if a proposal by anyone other than the officers or Trustees is submitted to a vote of the Shareholders of the Trust or of any Series or class, or if there is a proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees, Shares may be voted only in person or by written proxy. Unless the proxy provides otherwise, it shall not be valid for more than eleven months before the date of the meeting. All proxies shall be delivered to the Secretary or other person responsible for recording the proceedings before being voted. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy the Trust receives a specific written notice to the contrary from any one of them. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders' meeting. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. At every meeting of Shareholders, unless the voting is conducted by inspectors, all questions concerning the qualifications of voters, the validity of proxies, and the acceptance or rejection of votes, shall be decided by the chairman of the meeting. Subject to the provisions of the Trust Instrument or these Bylaws, all matters concerning the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Shareholders were shareholders of a Delaware corporation.


                                      (6)

         SECTION 5. PLACE OF MEETING. All special meetings of Shareholders shall be held at the principal place of business of the Trust or at such other place as the Trustees may from time to time designate.

         SECTION 6. ACTION WITHOUT A MEETING. Subject to the provisions of the Investment Company Act of 1940 and other applicable law, any action to be taken by Shareholders may be taken without a meeting if a majority (or such other amount as may be required by law) of the outstanding Shares entitled to vote on the matter consent to the action in writing and such written consents are filed with the records of the Shareholders' meetings. Such written consent shall be treated for all purposes as a vote at a meeting of the Shareholders held at the principal place of business of the Trust.

                   ARTICLE VI - SHARES OF BENEFICIAL INTEREST

         SECTION 1. SHARE CERTIFICATES. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise authorize from time to time. The Trustees may issue certificates to a Shareholder of any Series or class for any purpose and the issuance of a certificate to one or more Shareholders shall not require the issuance of certificates to all Shareholders. If the Trustees authorize the issuance of Share certificates, then such certificates shall be in the form prescribed from time to time by the Trustees and shall be signed by the President or a Vice President and by the Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of the Trust. Such signatures may be facsimiles if the certificate is signed by a transfer agent or Shareholder servicing agent or by a registrar, other than a Trustee, officer or employee of the Trust. If any officer who has signed any such certificate or whose facsimile signature has been placed thereon shall have ceased to be such an officer before the certificate is issued, then such certificate may be issued by the Trust with the same effect as if he or she were such an officer at the date of issue. The Trustees may at any time discontinue the issuance of Share certificates and may, by written notice to each Shareholder, require the surrender of Share certificates to the Trust for cancellation. Such surrender and cancellation shall not affect the ownership of Shares in the Trust.

         In lieu of issuing certificates of Shares, the Trustees or the transfer agent or Shareholder servicing agent may either issue receipts or may keep accounts upon the books of the Trust for record holders of such Shares. In either case, the record holders shall be deemed, for all purposes, to be holders of certificates for such Shares as if they accepted such certificates and shall be held to have expressly consented to the terms thereof.

         SECTION 2. TRANSFER OF SHARES. The Shares of the Trust shall be transferable only by a transfer recorded on the books of the Trust by the Shareholder of record in person or by his or her duly authorized attorney or legal representative. The Shares of the Trust may be freely transferred, and the Trustees may, from time to time, adopt rules and regulations regarding the method of transfer of such Shares. The Trust shall be entitled to treat the holder of record of any Share or Shares as the absolute owner for all purposes, and shall not be bound to recognize any legal, equitable or other claim or interest in such Share or Shares on the part of any other person except as otherwise expressly provided by law.


                                      (7)

         Shares of any portfolio of the Trust that are repurchased or redeemed by the Trust will be held in the treasury. Shares which are held in the treasury may be reissued and sold by the Trust.

         SECTION 3. LOST, STOLEN OR DESTROYED CERTIFICATES. If any Share certificate should become lost, stolen or destroyed, a duplicate Share certificate may be issued in place thereof, upon such terms and conditions as the Trustees may prescribe, including, but not limited to, requiring the owner of the lost, stolen or destroyed certificate to give the Trust a bond or other indemnity, in such form and in such amount as the Trustees may direct and with such surety or sureties as may be satisfactory to the Trustees sufficient to indemnify the Trust against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                    ARTICLE VII - FISCAL YEAR AND ACCOUNTANT

         SECTION 1. FISCAL YEAR. The fiscal year of the Trust shall, unless otherwise ordered by the Trustees, be twelve calendar months ending on the last day of February.

         SECTION 2. ACCOUNTANT. The Trust shall employ independent certified public accountants as its accountant ("Accountant") to examine the accounts of the Trust and to sign and certify financial statements filed by the Trust. The Accountant's certificates and reports shall be addressed both to the Trustees and to the Shareholders.

                           ARTICLE VIII - AMENDMENTS

         SECTION 1. GENERAL. All Bylaws of the Trust shall be subject to amendment, alteration or repeal, and new Bylaws may be made by the affirmative vote of a majority of the Trustees at any meeting.

                           ARTICLE IX - MISCELLANEOUS

         SECTION 1. SEVERABILITY. The provisions of these Bylaws are severable. If the Trustees determine, with the advice of counsel, that any provision hereof conflicts with the Investment Company Act of 1940, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of these Bylaws; provided, however, that such determination shall not affect any of the remaining provisions of these Bylaws or render invalid or improper any action taken or omitted prior to such determination. If any provision hereof shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision only in such jurisdiction and shall not affect any other provision of these Bylaws.

         SECTION 2. HEADINGS. Headings are placed in these Bylaws for convenience of reference only and in case of any conflict, the text of these Bylaws rather than the headings shall control.


                                      (8)